UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

February 28, 2015

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENT OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	27

NOTICE OF PRIVACY POLICY & PRACTICES	28

ADDITIONAL INFORMATION	29

Greetings from Dearborn Partners, LLC,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10, 2013, the Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

Equity markets continued their gains off of the 2009 bottom. The S&P 500 Index (the “S&P 500”) broke the 2000 barrier in August 2014. For the year ended February 28, 2015 (the Fund’s fiscal year), the total returns of the S&P 500 and the Fund’s Class I shares were 15.51% and 16.07%, respectively. The broad market index results were led by the Health Care, Information Technology and Consumer Staples sectors.

In our Fund, all ten sectors have representation and the returns of each were positive during the 12 months. Of those ten sectors, six outperformed the corresponding S&P 500 sectors. Of our current holdings, only five stocks had a negative total return. One stock no longer held also had a negative return for the 12 month period. We managed to achieve this performance while maintaining a beta of 0.78 relative to the S&P 500.

Our Financial, Materials and Industrial holdings produced the best returns for the Fund. These sectors outperformed their corresponding S&P 500 sectors by double digits. In fact, all of our Financial and Materials stocks produced returns in the high teens or greater. Our largest lagging sector was Telecommunications. Our Vodafone Group Plc (VOD) holding, which was swapped for Verizon Communications Inc (VZ) in August, was a significant factor. The underperformance of VOD was somewhat mitigated by the $31.82678 special dividend and VZ shares distributed to shareholders on March 4, 2014. This was a result of VOD’s sale of their Verizon Wireless interest back to VZ. Holding VZ for a limited period was also a detractor, as not having a full year of returns hurt our Fund’s Telecom sector versus that of the S&P 500 Telecom sector. Because Telecommunications is the smallest sector in both our Fund and in the S&P 500, we do not view the impact on overall performance as significant, but the VOD special dividend did enhance the income generated by our Fund. We continue to maintain the valuation and stock selection disciplines that formed the genesis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning for the year. Our best performing stock was Apple Inc. (AAPL), up 74.1% and now the largest company in the world by market value. A litany of factors explain why Apple performed so well, and we think the obvious themes have been discussed at great length in the financial media. What is worth focusing on, we believe, is the fact that Apple has had a terrific financial and growth profile, such as we look for in our Rising Dividend Fund, but the shares have traded at the valuation of a company with regressing fundamentals. It is our view that Apple’s stock price movement has been a reflection of not only an improvement of Apple’s already solid financials, but also the closing of what we considered to be an unwarranted valuation divergence that developed in 2013.

Our second best performing stock was Intel Corp (INTC), which we no longer hold in the Fund. Although we sold INTC in August (because the company went more than two years without raising its dividend), the stock’s strong performance for the preceding six months (+42.8%) provided substantial performance contribution for the Fund. Our third best performer, Steris Corp. (STE), was up 42.0% on a series of better-than-expected earnings reports and the announcement of the accretive acquisition of Synergy Health.

Our worst performing stock was Xilinx Inc. (XLNX), down 16.6%. For the year, the company reported persistently soft revenues relative to historic standards, primarily due to slowing telecommunications capital expenditures. Next, as mentioned previously, Vodafone Group Plc (VOD), formerly held in the Fund, was down double digits on a percentage basis for the Fund holding period, resulting in a negative performance contribution for the Fund. Another laggard was International Business Machines Corp. (IBM), down 10.3%. The Company’s revenues peaked in year 2011, and a consistent pattern of negative revenue comparisons and forecasts has dampened market enthusiasm for the shares.

Over the past year, the U.S. dollar has strengthened relative to many other currencies, including the euro and the yen, the currencies where many of the companies in our Fund transact business outside the U.S. Some U.S.-based CEOs are reporting that, in addition to the negative effects of currency translation, the dollar’s strength is rendering their products and services less competitive abroad. Combined with continuing slow economic growth globally, as companies with significant sales outside the U.S. have reported results and have provided guidance for upcoming quarters, the strong dollar has negatively affected earnings and forecasts, on average, by low to high single digits. We think investors need not be overly concerned about the dollar’s current strength, based primarily on the following conclusions:

•	Average revenues of the companies in our Fund portfolio increased about 5.5% in 2014 versus 2013.
•	Roughly 25% of the companies in our Fund have business entirely in the United States, with no international exposure.
•	Of all the companies in our Fund portfolio, an average of 35% of revenues comes from outside the U.S.
•	Currencies constantly fluctuate relative to one another. We consider the U.S. dollar’s above- average strength to be transitory and of near-term, not long-term, concern.

Source: FactSet; not all companies provide geographical breakdown

In other words, we continue to believe that the companies in our Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment and capable of consistently increasing dividends.

We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your interest in the Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Please see the following page for important information.

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs, which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

It is not possible to invest directly in an index.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index.

Cash Flow measures the cash generating ability of a company by adding non-cash charges (i.e. depreciation) back to pre-tax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by a current prospectus.

Dearborn Partners is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/2014 - 2/28/2015).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of Exchange-Traded Funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$1,064.80	$7.68
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$1,060.50	$11.50
Hypothetical (5% return
before expenses)	$1,000.00	$1,013.64	$11.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$1,065.98	$6.40
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of February 28, 2015 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of February 28, 2015

		Since Inception
	One Year	(4/10/13)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	9.97%	10.18%
Class A (without sales charge)	15.74%	13.23%
Class C (with sales charge)	13.92%	12.39%
Class C (without sales charge)	14.92%	12.39%
Class I	16.07%	13.51%
S&P 500 Total Return Index	15.51%	18.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and two broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

February 28, 2015

	Shares	Value
COMMON STOCKS – 85.38%

Air Freight & Logistics – 2.01%
United Parcel Service, Inc. – Class B	26,282	$2,673,668

Beverages – 2.05%
Coca-Cola Co.	63,039	2,729,589

Biotechnology – 2.10%
Gilead Sciences, Inc. (a)	27,000	2,795,310

Chemicals – 5.26%
Air Products & Chemicals, Inc.	24,786	3,870,086
Valspar Corp.	36,196	3,136,383
		7,006,469

Commercial Services & Supplies – 2.04%
Republic Services, Inc.	66,500	2,721,180

Communications Equipment – 2.50%
QUALCOMM, Inc.	45,909	3,328,862

Diversified Telecommunication Services – 4.24%
AT&T, Inc.	75,105	2,595,629
Verizon Communications, Inc.	61,629	3,047,554
		5,643,183

Electric Utilities – 4.21%
NextEra Energy, Inc.	27,779	2,874,015
Xcel Energy, Inc.	77,673	2,740,304
		5,614,319

Food Products – 1.99%
General Mills, Inc.	49,269	2,650,179

Health Care Equipment & Supplies – 4.83%
Becton Dickinson and Co.	23,008	3,375,733
STERIS Corp.	47,513	3,065,539
		6,441,272
Hotels, Restaurants & Leisure – 2.14%
McDonald’s Corp.	28,793	2,847,628

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value

Household Products – 3.92%
Kimberly-Clark Corp.	24,411	$2,676,910
Procter & Gamble Co.	29,966	2,551,006
		5,227,916

Industrial Conglomerates – 2.39%
3M Co.	18,893	3,186,304

Insurance – 4.39%
Chubb Corp.	28,973	2,910,338
Travelers Companies, Inc.	27,404	2,944,286
		5,854,624

IT Services – 4.49%
International Business Machines Corp.	17,188	2,783,425
Jack Henry & Associates, Inc.	48,823	3,197,906
		5,981,331

Leisure Equipment & Products – 2.41%
Polaris Industries, Inc.	20,893	3,203,524

Machinery – 2.63%
Illinois Tool Works, Inc.	35,448	3,504,389

Oil, Gas & Consumable Fuels – 7.06%
Chevron Corp.	27,548	2,938,821
Kinder Morgan, Inc. – Class P	85,853	3,520,832
Royal Dutch Shell PLC – ADR	43,196	2,943,807
		9,403,460

Pharmaceuticals – 6.53%
Johnson & Johnson	27,124	2,780,481
Merck & Co, Inc.	47,420	2,775,967
Novartis AG – ADR	30,678	3,141,427
		8,697,875

Road & Rail – 2.83%
Union Pacific Corp.	31,333	3,768,107

Semiconductors & Semiconductor Equipment – 4.39%
Analog Devices, Inc.	53,499	3,131,831
Xilinx, Inc.	64,162	2,718,544
		5,850,375

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value

Technology Hardware, Storage & Peripherals – 6.13%
Apple, Inc.	38,722	$4,974,228
EMC Corp.	110,530	3,198,738
		8,172,966

Textiles, Apparel & Luxury Goods – 2.85%
VF Corp.	49,571	3,800,113

Water Utilities – 1.99%
Aqua America, Inc.	100,444	2,655,739
TOTAL COMMON STOCKS (Cost $101,931,998)		113,758,382

MASTER LIMITED PARTNERSHIPS – 4.99%
Enterprise Products Partners, L.P.	95,947	3,198,873
Magellan Midstream Partners, L.P.	42,038	3,455,524
Total MASTER LIMITED PARTNERSHIPS (Cost $5,927,833)		6,654,397

REAL ESTATE INVESTMENT TRUSTS – 4.85%
Health Care REIT, Inc.	43,866	3,382,507
Realty Income Corp.	61,449	3,076,137
Total REAL ESTATE INVESTEMENT TRUSTS
(Cost $5,514,452)		6,458,644

SHORT-TERM INVESTMENTS – 5.11%
Fidelity Institutional Money Market Portfolio, 0.074% (b)	6,809,090	6,809,090
TOTAL SHORT-TERM INVESTMENTS (Cost $6,809,090)		6,809,090
Total Investments (Cost $120,183,373) – 100.33%		133,680,513
Liabilities in Excess of Other Assets – (0.33)%		(433,940)
TOTAL NET ASSETS – 100.00%		$133,246,573

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. The rate shown represents the rate at February 28, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

February 28, 2015

Assets
Investments, at value (cost $120,183,373)	$133,680,513
Dividends and interest receivable	276,596
Receivable for Fund shares sold	2,713,537
Other assets	28,877
Total Assets	136,699,523

Liabilities
Payable for investments purchased	3,068,060
Payable for Fund shares redeemed	151,070
Payable to affiliates	43,415
Payable to Adviser	84,367
Payable for distribution fees	75,396
Accrued expenses and other liabilities	30,642
Total Liabilities	3,452,950
Net Assets	$133,246,573

Net assets consist of:
Paid-in capital	$119,777,350
Accumulated undistributed net investment income	54,286
Accumulated net realized loss	(82,203)
Net unrealized appreciation (depreciation) on investments	13,497,140
Net Assets	$133,246,573

Class A Shares
Net assets	$52,690,809
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,256,124
Net asset value and redemption price per share(2)	$12.38
Maximum offering price per share ($12.38/0.95)(1)	$13.03

Class C Shares
Net assets	$56,270,766
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,564,997
Net asset value, offering price and redemption price per share(2)	$12.33

Class I Shares
Net assets	$24,284,998
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,958,717
Net asset value, offering price and redemption price per share	$12.40

(1)	Reflects a maximum sales charge of 5.00%.
(2)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase.  The CDSC on Class A shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

For the Year Ended February 28, 2015

Investment Income
Dividend income(1)	$2,658,519
Interest income	1,398
Total Investment Income	2,659,917

Expenses
Management fees	707,848
Distribution fees- Class C	365,282
Administration fees	109,433
Transfer agent fees and expenses	86,401
Distribution fees- Class A	82,467
Federal and state registration fees	51,918
Audit and tax fees	17,009
Legal fees	15,651
Custody fees	11,041
Chief Compliance Officer fees	10,990
Reports to shareholders	10,865
Trustees’ fees and related expenses	5,275
Pricing fees	2,078
Other expenses	6,006
Total Expenses	1,482,264
Recoupments by Adviser (Note 4)	6,376
Net Expenses	1,488,640

Net Investment Income	1,171,277

Realized and Unrealized Gain on Investments
Net realized gain on investments	92,506
Net change in unrealized appreciation on investments	10,591,208

Net Realized and Unrealized Gain on Investments	10,683,714
Net Increase in Net Assets from Operations	$11,854,991

(1)	Net of $4,453 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
From Operations
Net investment income	$1,171,277	$202,604
Net realized gain (loss) on investments	92,506	(238,821)
Net change in unrealized
appreciation on investments	10,591,208	2,905,932
Net increase in net assets from operations	11,854,991	2,869,715

From Distributions
Net investment income – Class A	(525,610)	(71,120)
Net investment income – Class C	(343,198)	(32,396)
Net investment income – Class I	(241,698)	(40,881)
Net realized gain on investments – Class A	—	(198)
Net realized gain on investments – Class C	—	(286)
Net realized gain on investments – Class I	—	(96)
Net decrease in net assets resulting
from distributions paid	(1,110,506)	(144,977)

From Capital Share Transactions
Proceeds from shares sold – Class A	32,644,487	17,642,110
Proceeds from shares sold – Class C	29,981,201	24,404,849
Proceeds from shares sold – Class I	16,368,930	7,941,517
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	467,503	62,523
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	302,015	28,343
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	222,474	38,268
Payments for shares redeemed – Class A	(2,753,044)	(514,844)
Payments for shares redeemed – Class C	(2,486,404)	(2,025,706)
Payments for shares redeemed – Class I	(1,906,366)	(640,506)
Net increase in net assets from capital
share transactions	72,840,796	46,936,554
Total Increase in Net Assets	83,585,281	49,661,292

Net Assets
Beginning of Period	$49,661,292	$—
End of Period	$133,246,573	$49,661,292
Accumulated Undistributed
Net Investment Income (Loss)	$54,286	$(6,485)

(1)	The Fund commenced operations on April 10, 2013.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)

Net Asset Value, Beginning of Period	$10.87	$10.00

Income from investment operations:
Net investment income(2)	0.20	0.11
Net realized and unrealized gain on investments	1.50	0.81
Total from investment operations	1.70	0.92

Less distributions paid:
From net investment income	(0.19)	(0.05)
From net realized gain on investments	—	(0.00	)(6)
Total distributions paid	(0.19)	(0.05)
Net Asset Value, End of Period	$12.38	$10.87
Total return(3)(4)	15.74%	9.25%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$52,691	$18,051
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	1.49%	2.11%
After waivers and reimbursements of expenses(5)	1.50%	1.50%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	1.73%	0.62%
After waivers and reimbursements of expenses(5)	1.72%	1.23%
Portfolio turnover rate(4)	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)

Net Asset Value, Beginning of Period	$10.83	$10.00

Income from investment operations:
Net investment income(2)	0.11	0.04
Net realized and unrealized gain on investments	1.50	0.81
Total from investment operations	1.61	0.85

Less distributions paid:
From net investment income	(0.11)	(0.02)
From net realized gain on investments	—	(0.00	)(6)
Total distributions paid	(0.11)	(0.02)
Net Asset Value, End of Period	$12.33	$10.83
Total return(3)(4)	14.92%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$56,271	$23,798
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.24%	2.87%
After waivers and reimbursements of expenses(5)	2.25%	2.25%
Ratio of net investment income (loss)
to average net assets:
Before waivers and reimbursements of expenses(5)	0.96%	(0.20)%
After waivers and reimbursements of expenses(5)	0.95%	0.42%
Portfolio turnover rate(4)	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)

Net Asset Value, Beginning of Period	$10.88	$10.00

Income from investment operations:
Net investment income(2)	0.22	0.13
Net realized and unrealized gain on investments	1.51	0.81
Total from investment operations	1.73	0.94

Less distributions paid:
From net investment income	(0.21)	(0.06)
From net realized gain on investments	—	(0.00	)(6)
Total distributions paid	(0.21)	(0.06)
Net Asset Value, End of Period	$12.40	$10.88
Total return(3)(4)	16.07%	9.44%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$24,285	$7,813
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	1.24%	1.92%
After waivers and reimbursements of expenses(5)	1.25%	1.25%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	1.87%	0.75%
After waivers and reimbursements of expenses(5)	1.86%	1.42%
Portfolio turnover rate(4)	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund became effective and commenced operations on April 10, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Dearborn Partners, L.L.C. (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities, including common stocks, master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”), listed on The NASDAQ Stock Market, Inc. (“NASDAQ”), will be valued at the NASDAQ Official Closing Price (“NOCP”), which

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60, days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$113,758,382	$—	$—	$113,758,382
Master Limited
Partnerships	6,654,397	—	—	6,654,397
Real Estate
Investment Trusts	6,458,644	—	—	6,458,644
Total Equity	126,871,423	—	—	126,871,423
Short-Term Investments	6,809,090	—	—	6,809,090
Total Investments
in Securities	$133,680,513	$—	$—	$133,680,513

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the year ended February 28, 2015, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(f)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Fund’s investments in MLPs and REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended February 28, 2015 and period ended February 28, 2014:

	February 28, 2015	February 28, 2014
Ordinary Income	$1,110,506	$144,977
Long-Term Capital Gain	$—	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), related to net capital gain to zero for the amount necessary to reduce the earnings and profits of the Fund tax year ended February 28, 2015.

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$120,183,377
Gross tax unrealized appreciation	15,103,375
Gross tax unrealized depreciation	(1,606,239)
Net tax unrealized appreciation	13,497,136
Undistributed ordinary income	118,402
Undistributed long-term capital gain	—
Total distributable earnings	118,402
Other accumulated losses	(146,315)
Total accumulated gains	$13,469,223

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and partnership adjustments and capital loss carryovers.

At February 28, 2015, the Fund had short-term capital losses of $146,315, which will be carried forward indefinitely to offset future realized capital gains.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% (the “Expense Limitation Cap”) of the Fund’s

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

average daily net assets for the Class A, Class C and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the fiscal year ended February 28, 2015, the Fund recouped previously waived expenses of $6,376.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C	Class I
February 28, 2017	$43,307	$74,468	$25,797

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the year ended February 28, 2015, as well as the fees owed as of February 28, 2015.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 28, 2015
Class A	$ 82,467	$18,741
Class C	$365,282	$56,655

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended February 28, 2015, as well as the fees owed as of February 28, 2015.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 28, 2015
Administration and accounting	$111,511	$22,574
Custody	11,041	2,238
Transfer agent	82,315(1)	16,609

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2015, the Fund was allocated $10,990 of the Trust’s Chief Compliance Officer fee.  At February 28, 2015, the Fund owed fees of $1,994 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014(1)
Class A
Shares sold	2,789,410	1,704,064
Shares redeemed	(234,063)	(48,879)
Shares issued to holders in
reinvestment of distribution	39,798	5,794
Net increase	2,595,145	1,660,979

Class C
Shares sold	2,554,165	2,393,126
Shares redeemed	(212,394)	(198,229)
Shares issued to holders in
reinvestment of distribution	25,695	2,634
Net increase	2,367,466	2,197,531

Class I
Shares sold	1,384,311	775,453
Shares redeemed	(162,510)	(60,932)
Shares issued to holders in
reinvestment of distribution	18,852	3,543
Net increase	1,240,653	718,064

(1)	The Fund commenced operations on April 10, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2015, were $78,206,183 and $7,977,203, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2015

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2015, Robert W. Baird & Co. Inc., held 49.12%, 32.97% and 26.13% of the outstanding shares of Class A, Class C and Class I, respectively.  At February 28, 2015, Stifel Nicolaus & Co. Inc, held 31.11% of outstanding shares of Class C.  Additionally, at February 28, 2015, Pershing, LLC held 33.70% of Class I.

(10)	Line of Credit

At February 28, 2015, the Fund had a line of credit in the amount of $3,000,000, which matures on August 13, 2015. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at February 28, 2015). The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended February 28, 2015, the Fund did not utilize the line of credit.

(11)	Subsequent Events

On March 31, 2015, the Fund declared and paid distributions from ordinary income of $131,589, $47,468 and $76,449, respectively, to the Class A, Class C and Class I shares to shareholders of record on March 30, 2015.

Pursuant to an operating expense limitation agreement between the Adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively, through at least April 10, 2016.  Effective June 26, 2015, the Fund and the Adviser have entered into an amendment to the operating expense limitation agreement, pursuant to which the cap on Total Annual Fund Operating Expenses will be reduced to 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively, through at least June 26, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dearborn Partners Rising Dividend Fund and
Board of Trustees for Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dearborn Partners Rising Dividend Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dearborn Partners Rising Dividend Fund as of February 28, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2015

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was  100.00%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D.	Trustee	Indefinite	Professor and	38	Independent
Akers, Ph.D.		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 59			University		investment
			(2004–present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Director, Chief		Multi-Asset
Age: 71		2009	Administrative		Endowment
			Officer (“CAO”) and		fund complex
			Chief Compliance		(three closed-
			Officer (“CCO”),		end investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Multi-
			(1994–2011).		Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramuis
IDF fund
complex (two
closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).
Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012),
Student, Marquette
University Law
School (August
2007–May 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer, Vice	July 1,	Bancorp Fund
Age: 54	President	2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President, Ariel
	Officer		Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

DP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$14,000	$14,000
Audit-Related Fees	0	0
Tax Fees	$3,000	$3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date                      4/30/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ John Buckel
John Buckel, President

Date                      4/30/2015

By (Signature and Title)*       /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date                      4/30/2015

* Print the name and title of each signing officer under his or her signature.